REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q2 2008 Earnings Webinar August 6, 2008 Exhibit 99.2

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Safe Harbor Language
During today’s call we will be making both historical and forward-
looking statements in order to help you better understand our business. These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives. Any forward-looking statements speak only as of
today’s date. In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements. The risks and uncertainties associated with our
business are highlighted in our filings with the SEC, including our
Annual Report filed on Form 10-K for the year ended December 29,
2007, our quarterly reports on Form 10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or revise any forward-looking statements in this call. Also, be advised that this call is being recorded and is copyrighted by eLoyalty Corporation.

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q2 Summary
Business Unit Analysis
Third Quarter Guidance
Rights Offering
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Overview
Q2 was a difficult quarter
–
$1.1 million sequential decrease in traditional CRM Consulting revenues based on tight spending conditions at several of
eLoyalty’s longstanding clients
–
$0.7 million sequential decrease in Behavioral Analytics™ service
Subscription revenues based on the Contract revision at one client;
Behavioral Analytics™ Subscription revenues are forecasted to increase by $0.4 million sequentially at this client in the Third
Quarter
Tight Expense Control by reducing our Headcount 3% in Q2
Improved Q3 Outlook: 5% sequential increase in Services
revenues, principally driven by significant increase in Behavioral
Analytics™ revenues

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Second Quarter 2008 Summary
$18.2 million of Services Revenue
–
15% sequential decrease
–
22% year over year decrease
$22.1 million of Total Revenue
–
7% sequential decrease
–
15% year over year decrease
$0.9 million Adjusted Earnings Loss (EBITDA)
1
$17.2 million in Cash
$12.0 million in Accounts Receivable/49 Day DSO
$69.5 million in Managed Services Backlog
2
421 employees (down from 432 at the end of Q1)

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q2 Summary
Business Unit Analysis
Third Quarter Guidance
Rights Offering
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Behavioral Analytics™ Business Unit
Focus
–
Building customer base
–
Growing sales force
–
Expanding Behavioral Analytics™ service functionality
Q2 Accomplishments
–
Closed 3 new Deployments (including a large Utility and a prominent Blue Shield
Plan)
–
Signed 5 new Assessments (including a large PBM, a Retail Bank division of a very large Insurance Company, a large Utility and 2 new applications at an existing large
HMO client)
–
Added 4 new Sales People
Strong Behavioral Analytics™ Managed Services Outlook
–
$1.1 million sequential increase expected in Q3
–
5% to 10% sequential increase expected in Q4
–
20% to 40% year over year growth expected in 2009

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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ICS Business Unit
Focus
–
Growing customer base through targeted campaigns and a
focused sales force
–
Building and leveraging strong relationships with Cisco Systems
–
Expanding services offerings
Q2 Accomplishments
–
Added 5 new customers (including 1 large Consumer Product
company and 2 Healthcare companies)
–
Continued to improve the size and quality of our new business pipeline
–
Hired 2 new Sales People

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q2 Summary
Business Unit Analysis
Third Quarter Guidance
Rights Offering
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Third Quarter 2008 Guidance
We only provide guidance for Services revenue
Improved Outlook for the Third Quarter
–
$1.1 million increase in Behavioral Analytics™ Managed Services revenues
–
$0.2 million increase in Behavioral Analytics™ Consulting revenues
–
$0.6 million decrease in Traditional CRM Consulting revenues
Based on these factors we currently expect our Q3 Services revenues will be approximately $19.1 million
Business Model transformation will accelerate in Q3
–
55% of Services revenues are expected from Managed Services, up from
44% in the third quarter of 2007
–
70% of Services revenues are expected from Behavioral Analytics™ and
ICS Service Lines, up from 60% in the third quarter of 2007

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q2 Summary
Business Unit Analysis
Third Quarter Guidance
Rights Offering
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Rights Offering
Background
–
Behavioral Analytics™ Service
Continue to gain traction with leading companies in Health Care, Financial
Services, Utilities, Pharma and Telcom
Believe the market opportunity for our Behavioral Analytics™ could be very large
Building out our Managed Service continues to require significant investment, including to build up our Sales Force
–
ICS Service Line
ICS Consulting revenues appear to be improving, but they remain highly variable
ICS Managed Services revenues are expected to grow steadily
–
Traditional CRM Consulting revenues have been, and expected to continue to decline
–
Macroeconomic conditions remain difficult, and we do not expect them to significantly improve during the next 12 months
Rights Offering Structure
–
$15 million Offering, Priced at $5.67/share*
–
Open to all shareholders as of the Record Date
–
The Record Date will be established after the S-3 clears the SEC review process
* The rights offering will only be made by means of a prospectus. This Webinar shall not constitute an offer to sell or the solicitation of an offer to buy these securities.

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q2 Summary
Business Unit Analysis
Third Quarter Guidance
Rights Offering
Summary and Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Summary
Strategic Summary
–
We remain focused on two compelling technology niches that are early in their growth curves
–
ICS and Behavioral Analytics™ should drive long term Revenue growth, improved Revenue quality and Earnings expansion
–
Our proposed Rights Offering underscores our commitment to pursue our strategy to a successful outcome
Current Outlook
–
Anticipate stronger Behavioral Analytics™ revenue performance in Q3
–
Expect improved overall performance in the Third Quarter

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Chris Min
–
(847) 582-7222
–
Chris_Min@eLoyalty.com

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Notes
1 eLoyalty presents Adjusted Earnings, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted Earnings provide investors with a better understanding of the results of eLoyalty’s operations. Management believes that
Adjusted Earnings reflect eLoyalty’s resources available to invest in its business and strengthen its balance sheet. In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current period operating performance. Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted. The
Adjusted Earnings measure should be considered in addition to, not as a substitute for or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.
2 The terms of each Managed services contract range from one to five years. eLoyalty uses the term “backlog” with respect to its Managed services engagements to refer to the expected revenue to be received under the applicable contract, based on its currently contracted terms and, when applicable, currently anticipated levels of usage and performance. Actual usage and performance might be greater or less than anticipated. In general, eLoyalty’s
Managed services contracts may be terminated by the customer without cause, but early termination by a customer usually requires a substantial early termination payment.